Exhibit 10.1(c)

AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made as of the 31st day of December, 2010 (the “Effective Date”), by and between RIEDMAN CORPORATION, with an address at 45 East Avenue, Rochester, New York 14604 (“Landlord”) and BROWN & BROWN OF NEW YORK, INC., a New York corporation with an address of 45 East Avenue, Rochester, New York (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into that certain Lease dated as of December 1, 2005 (the “Lease”) for approximately 17,814 square feet of rentable area rentable square feet of office space (the “Premises”) located in that certain building at 45 East Avenue, Rochester, New York, as such Premises is more particularly described in the Lease;

WHEREAS, the Lease is set to expire on December 31, 2010; and

WHEREAS, Landlord and Tenant now desire to extend the term of Lease, modify the annual base rent and otherwise amend the Lease, all as more particularly set forth below.

NOW THEREFORE, inconsideration of the mutual covenants and agreements set forth below and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Landlord and Tenant, intending to be legally bound, agree as follows:

1. The term of the Lease is hereby extended for an additional five (5) years (the “Extended Lease Term”), and shall expire on December 31, 2015 (“Expiration Date”).

2. Commencing on January 1, 2011 and continuing until the Expiration Date, Tenant shall pay annual base rent of Two Hundred Seventy-Two Thousand Four Hundred Ninety-Six Dollars ($272,496), payable in twelve equal monthly installments of Twenty-Two Thousand Seven Hundred Eight Dollars ($22,708.00).

3. All defined terms used herein but not defined herein shall have the meanings ascribed to them in the Lease.

4. Except as amended hereby, the Lease shall remain unmodified and in full force and effect and continue to apply throughout the Extended Lease Term. In the event of a conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail.

IN WITNESS WHEREOF, Landlord and Tenant have entered into this Amendment as of the date first above written.

LANDLORD:

RIEDMAN CORPORATION

By:

Its:	Chr.

TENANT:

BROWN & BROWN OF NEW YORK, INC.

By:

Its:	President

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